Exhibit 99.1

Contact: Liz Sharp, VP Investor Relations

Smith & Wesson Holding Corp.

(413) 747-6284

lsharp@smith-wesson.com

Smith & Wesson Holding Corporation Reports

Third Quarter Fiscal 2016 Financial Results

- Net Sales of $210.8 Million for Third Quarter, up 61.5% Year-Over-Year

- Third Quarter GAAP Net Income Per Diluted Share of $0.56

- Third Quarter Non-GAAP Net Income Per Diluted Share of $0.59

- Company Raises Full Year Fiscal 2016 Revenue and Net Income Outlook

SPRINGFIELD, Mass., March 3, 2016 — Smith & Wesson Holding Corporation (NASDAQ Global Select: SWHC), a leader in firearm manufacturing and design, today announced financial results for the fiscal third quarter ended January 31, 2016.

Third Quarter Fiscal 2016 Financial Highlights

•	Quarterly net sales were $210.8 million, an increase of 61.5% over the third quarter last year. Firearms division net sales of $194.7 million increased by 56.4% over the comparable quarter last year. Accessories division net sales were $16.1 million, compared with $6.1 million for the comparable quarter last year, a period in which the company acquired Battenfeld Technologies, Inc. (BTI) and therefore reported only six weeks of accessories division sales.

•	Gross margin for the quarter was 41.1% compared with 33.6% for the comparable quarter last year.

•	Quarterly GAAP net income was $31.4 million, or $0.56 per diluted share, compared with $8.1 million, or $0.15 per diluted share, for the comparable quarter last year. Third quarter 2016 GAAP net income per diluted share included an expense of $1.7 million for amortization, net of tax, related to the BTI acquisition. The increase in net income over the comparable quarter last year was a result of increased revenue, favorable fixed-cost absorption, and lower acquisition related expenses, partially offset by increased profit related compensation accruals and additional intangible amortization expense as a result of the BTI acquisition.

•	Quarterly non-GAAP net income was $33.2 million, or $0.59 per diluted share, compared with $11.2 million, or $0.20 per diluted share, for the comparable quarter last year.

•	Quarterly non-GAAP Adjusted EBITDAS was $61.5 million, or 29.2% of net sales.

James Debney, Smith & Wesson Holding Corporation President and Chief Executive Officer, said, “The combined strength of our firearms and accessories businesses delivered an exceptional performance, driven by healthy consumer demand across our growing portfolio of firearm and outdoor lifestyle offerings. During the third quarter, the Adjusted National Instant Criminal Background Check System (NICS) data, which serves as an indicator of consumer purchases, reported a significant increase in growth versus the prior year, especially in handguns. In addition, our product sell-through at distribution was much stronger than we had anticipated. Our flexible manufacturing model, combined with our ability to successfully utilize the internal inventories we had built in anticipation of potential sell-through strength, allowed us to capture incremental sales in the third quarter. Despite the fact that we entered our fourth quarter with lower inventories, we are focused on increasing the production rates of our key products during the fourth quarter and we are therefore increasing our guidance for the full fiscal year.”

Jeff Buchanan, Executive Vice President, Chief Financial Officer, and Chief Administrative Officer, said, “Our gross margin performance was strong in the third quarter, driven by the favorable impact of increased production volumes in our firearms division and by strong gross margins in our accessories division. We generated $51.0 million in operating cash flow and $46.3 million in free cash flow in the third quarter, and our balance sheet remains healthy as we ended the quarter with cash of $105.2 million and no borrowings on our $175.0 million revolving line of credit.”

Financial Outlook

SMITH & WESSON HOLDING CORPORATION

NET SALES AND EARNINGS PER SHARE GUIDANCE, INCLUDING GAAP TO NON-GAAP RECONCILIATION

(Unaudited)

	Range for the Three Months Ending April 30, 2016		Range for the Year Ending April 30, 2016
Net sales (in thousands)	$210,000	$215,000	$712,000	$717,000

GAAP income per share - diluted	$0.48	$0.50	$1.53	$1.55
Amortization of acquired intangible assets	0.05	0.05	0.19	0.19
Debt extinguishment costs	—	—	0.03	0.03
Bond premium paid	—	—	0.05	0.05
Insurance recovery costs	—	—	(0.03)	(0.03)
Tax effect of non-GAAP adjustments	(0.02)	(0.02)	(0.09)	(0.09)

Non-GAAP income per share - diluted	$0.51	$0.53	$1.68	$1.70

Conference Call and Webcast

The company will host a conference call and webcast today, March 3, 2016, to discuss its third quarter fiscal 2016 financial and operational results. Speakers on the conference call will include James Debney, President and Chief Executive Officer, and Jeffrey D. Buchanan, Executive Vice President, Chief Financial Officer, and Chief Administrative Officer. The conference call may include forward-looking statements. The conference call will be webcast live and is scheduled to begin at 5:00 p.m. Eastern Time. The live audio broadcast and replay of the conference call can be accessed on Smith & Wesson’s website at www.smith-wesson.com (Windows Media is required). Those interested in listening to the conference call via telephone may call directly at 877-356-0534 and reference conference code 47260807. No RSVP is necessary. The company will maintain an audio replay of this conference call on its website for a period of time after the call. No other audio replay will be available.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net income,” “non-GAAP net income per diluted share,” and “Adjusted EBITDAS” are presented. From time-to-time, the company considers and uses these supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. The company believes it is useful for itself and the reader to review, as applicable, both (1) GAAP measures that include (i) amortization of acquired intangible assets, (ii) TCA accessories transition costs, (iii) discontinued operations, (iv) DOJ and SEC costs including insurance recovery costs, (v) acquisition-related costs, (vi) fair value inventory step-up and backlog expense, (vii) bond premium paid, (viii) debt extinguishment costs, (ix) the tax effect of non-GAAP adjustments, (x) interest expense, (xi) income taxe expense, (xii) depreciation and amortization, (xiii) stock-based compensation expense, (xiv) payments for acquisitions, and (xv) receipts from note receivable; and (2) the non-GAAP measures that exclude such information. The company presents these non-GAAP measures because it considers them an important supplemental measure of its performance. The company’s definition of these adjusted financial measures may differ from similarly named measures used by others. The company believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the company’s GAAP measures. The principal limitations of these measures are that they do not reflect the company’s actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.

About Smith & Wesson

Smith & Wesson Holding Corporation (NASDAQ Global Select: SWHC) is a U.S.-based leader in firearm manufacturing and design, delivering a broad portfolio of quality firearms, related products, and training to the global military, law enforcement, and consumer markets. The company’s firearms division brands include Smith & Wesson®, M&P®, and Thompson/Center Arms™. As a leading provider of shooting, reloading, gunsmithing, and gun cleaning supplies, the company’s accessories division produces innovative, high-quality products under several brands, including Caldwell® Shooting Supplies, Wheeler® Engineering, Tipton® Gun Cleaning Supplies, Frankford Arsenal® Reloading Tools, Lockdown® Vault Accessories, and Hooyman® Premium Tree Saws. Smith & Wesson facilities are located in Massachusetts, Maine, Connecticut, and Missouri. For more information on Smith & Wesson, call (800) 331-0852 or log on to www.smith-wesson.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include our belief that the combined strength of our firearms and accessories businesses delivered an exceptional performance, driven by healthy consumer demand across our growing portfolio of firearm and outdoor lifestyle offerings; our focus on increasing the production rates of our key products during the fourth quarter; our belief that our balance sheet remains healthy; and our expectations for net sales, GAAP net income per diluted share, amortization of acquired intangible assets, debt extinguishment costs, bond premium paid, insurane recovery costs, tax effect of non-GAAP adjustments, and non-GAAP net income per diluted share for the fourth quarter of fiscal 2016 as well as for full year fiscal 2016. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for our products; the costs and ultimate conclusion of certain legal matters; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; the potential for increased regulation of firearms and firearm-related products; speculation surrounding fears of terrorism and crime; our growth opportunities; our anticipated growth; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; the position of our hunting products in the consumer discretionary marketplace and distribution channel; our penetration rates in new and existing markets; our strategies; our ability to introduce new products; the success of new products; our ability to expand our markets; our ability to integrate acquired businesses in a successful manner; the general growth of our firearm accessories business; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2015.

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	January 31, 2016	January 31, 2015	January 31, 2016	January 31, 2015
	(In thousands, except per share data)
Net sales	$210,786	$130,550	$501,791	$370,865
Cost of sales	124,128	86,726	300,048	243,083

Gross profit	86,658	43,824	201,743	127,782

Operating expenses:
Research and development	2,521	1,901	7,612	4,830
Selling and marketing	11,505	10,088	33,260	26,884
General and administrative	22,484	16,224	59,124	44,010

Total operating expenses	36,510	28,213	99,996	75,724

Operating income	50,148	15,611	101,747	52,058

Other (expense)/income:
Other (expense)/income, net	(5)	16	(17)	(1)
Interest income	61	240	139	284
Interest expense	(2,140)	(3,192)	(11,714)	(8,090)

Total other (expense)/income, net	(2,084)	(2,936)	(11,592)	(7,807)

Income before income taxes	48,064	12,675	90,155	44,251
Income tax expense	16,630	4,554	31,844	16,526

Net income	31,434	8,121	58,311	27,725
Net income per share:
Basic	$0.57	$0.15	$1.07	$0.51

Diluted	$0.56	$0.15	$1.05	$0.50

Weighted average number of common shares outstanding:
Basic	54,857	53,724	54,508	54,033
Diluted	55,981	54,859	55,784	55,258

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	As of
	January 31, 2016	April 30, 2015
	(In thousands, except par value and share data)
ASSETS
Current assets:
Cash and cash equivalents	$105,220	$42,222
Accounts receivable, net of allowance for doubtful accounts of $709 on January 31, 2016 and $722 on April 30, 2015	89,814	55,280
Inventories	75,542	76,895
Prepaid expenses and other current assets	5,981	6,306
Deferred income taxes	16,441	16,373

Total current assets	292,998	197,076

Property, plant, and equipment, net	136,202	133,844
Intangibles, net	65,014	73,768
Goodwill	76,164	75,426
Other assets	6,652	10,811

	$577,030	$490,925

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$35,288	$32,360
Accrued expenses	20,723	19,021
Accrued payroll	15,430	7,556
Accrued income taxes	1,413	4,224
Accrued taxes other than income	7,704	5,281
Accrued profit sharing	7,875	6,165
Accrued warranty	6,156	6,404
Current portion of notes payable	6,300	—

Total current liabilities	100,889	81,011
Deferred income taxes	33,311	33,905
Notes payable, net of current portion	167,923	170,933
Other non-current liabilities	10,396	10,706

Total liabilities	312,519	296,555

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.001 par value, 20,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $.001 par value, 100,000,000 shares authorized, 70,671,290 shares issued and 55,108,668 shares outstanding on January 31, 2016 and 69,625,081 shares issued and 54,062,459 shares outstanding on April 30, 2015	71	70
Additional paid-in capital	231,800	219,198
Retained earnings	205,663	147,352
Accumulated other comprehensive (loss)/income	(700)	73
Treasury stock, at cost (15,562,622 shares on January 31, 2016 and April 30, 2015)	(172,323)	(172,323)

Total stockholders’ equity	264,511	194,370

	$577,030	$490,925

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Nine Months Ended
	January 31, 2016	January 31, 2015
	(In thousands)
Cash flows from operating activities:
Net income	$58,311	$27,725
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	30,836	21,196
Loss/(gain) on sale/disposition of assets	138	(54)
Provisions for losses on accounts receivable	2	213
Deferred income taxes	244	1,363
Stock-based compensation expense	4,885	4,249
Changes in operating assets and liabilities (net effect of acquisitions):
Accounts receivable	(34,536)	5,139
Inventories	1,244	5,430
Prepaid expenses and other current assets	325	(1,787)
Income tax payable	(2,811)	3,186
Accounts payable	2,931	(18,839)
Accrued payroll	7,874	(10,078)
Accrued taxes other than income	2,423	(496)
Accrued profit sharing	1,710	(7,310)
Accrued expenses	1,621	43
Accrued warranty	(248)	(420)
Other assets	(119)	(84)
Other non-current liabilities	(1,087)	471

Net cash provided by operating activities	73,743	29,947

Cash flows from investing activities:
Payments for the net assets of Tri-Town Precision Plastics, Inc.	—	(23,805)
Payments to acquire Battenfeld Technologies, Inc., net of cash acquired	—	(136,152)
Refunds of deposits on machinery and equipment	4,222	1,398
Receipts from note receivable	56	60
Payments to acquire patents and software	(248)	(171)
Proceeds from sale of property and equipment	61	263
Payments to acquire property and equipment	(22,933)	(24,240)

Net cash used in investing activities	(18,842)	(182,647)

Cash flows from financing activities:
Proceeds from loans and notes payable	105,000	175,000
Cash paid for debt issue costs	(1,024)	(2,483)
Payments on capital lease obligation	(447)	(447)
Payments on notes payable	(103,150)	—
Payments to acquire treasury stock	—	(30,040)
Proceeds from exercise of options to acquire common stock, including employee stock purchase plan	6,668	1,664
Payroll taxes paid as a result of restricted stock unit withholdings	(2,073)	(1,124)
Excess tax benefit of stock-based compensation	3,123	280

Net cash provided by financing activities	8,097	142,850

Net increase/(decrease) in cash and cash equivalents	62,998	(9,850)
Cash and cash equivalents, beginning of period	42,222	68,860

Cash and cash equivalents, end of period	$105,220	$59,010

Supplemental disclosure of cash flow information
Cash paid for:
Interest	$12,118	$8,139
Income taxes	31,484	12,000

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(Dollars in thousands, except per share data)

(Unaudited)

	For the Three Months Ended				For the Nine Months Ended
	January 31, 2016		January 31, 2015		January 31, 2016		January 31, 2015
	$	% of Sales	$	% of Sales	$	% of Sales	$	% of Sales
GAAP gross profit	$86,658	41.1%	$43,824	33.6%	$201,743	40.2%	$127,782	34.5%
Fair value inventory step-up and backlog expense	—	—	1,865	1.4%	—	—	1,983	0.5%
Discontinued operations	—	—	—	—	52	0.0%	—	—

Non-GAAP gross profit	$86,658	41.1%	$45,689	35.0%	$201,795	40.2%	$129,765	35.0%

GAAP operating expenses	$36,510	17.3%	$28,213	21.6%	$99,996	19.9%	$75,724	20.4%
Amortization of acquired intangible assets	(2,652)	-1.3%	(1,327)	-1.0%	(7,381)	-1.5%	(1,424)	-0.4%
TCA accessories transition costs	(10)	0.0%	—	—	(161)	0.0%	—	—
Discontinued operations	(21)	0.0%	(88)	-0.1%	(65)	0.0%	(245)	-0.1%
DOJ/SEC costs including insurance recovery costs	(9)	0.0%	—	—	1,781	0.4%	—	—
Acquisition-related costs	(27)	0.0%	(1,584)	-1.2%	(27)	0.0%	(2,042)	-0.6%

Non-GAAP operating expenses	$33,791	16.0%	$25,214	19.3%	$94,143	18.8%	$72,013	19.4%

GAAP operating income	$50,148	23.8%	$15,611	12.0%	$101,747	20.3%	$52,058	14.0%
Fair value inventory step-up and backlog expense	—	—	1,865	1.4%	—	—	1,983	0.5%
Amortization of acquired intangible assets	2,652	1.3%	1,327	1.0%	7,381	1.5%	1,424	0.4%
TCA accessories transition costs	10	0.0%	—	—	161	0.0%	—	—
Discontinued operations	21	0.0%	88	0.1%	117	0.0%	245	0.1%
DOJ/SEC costs including insurance recovery costs	9	0.0%	—	—	(1,781)	-0.4%	—	—
Acquisition-related costs	27	0.0%	1,584	1.2%	27	0.0%	2,042	0.6%

Non-GAAP operating income	$52,867	25.1%	$20,475	15.7%	$107,652	21.5%	$57,752	15.6%

GAAP net income	$31,434	14.9%	$8,121	6.2%	$58,311	11.6%	$27,725	7.5%
Bond premium paid	—	—	—	—	2,938	0.6%	—	—
Fair value inventory step-up and backlog expense	—	—	1,865	1.4%	—	—	1,983	0.5%
Amortization of acquired intangible assets	2,652	1.3%	1,327	1.0%	7,381	1.5%	1,424	0.4%
Debt extinguishment costs	—	—	—	—	1,723	0.3%	—	—
TCA accessories transition costs	10	0.0%	—	—	161	0.0%	—	—
Discontinued operations	21	0.0%	88	0.1%	117	0.0%	245	0.1%
DOJ/SEC costs including insurance recovery costs	9	0.0%	—	—	(1,781)	-0.4%	—	—
Acquisition-related costs	27	0.0%	1,584	1.2%	27	0.0%	2,042	0.6%
Tax effect of non-GAAP adjustments	(941)	-0.4%	(1,798)	-1.4%	(3,889)	-0.8%	(2,101)	-0.6%

Non-GAAP net income	$33,212	15.8%	$11,187	8.6%	$64,988	13.0%	$31,318	8.4%

GAAP net income per share - diluted	$0.56		$0.15		$1.05		$0.50
Bond premium paid	—		—		0.05		—
Fair value inventory step-up and backlog expense	—		0.03		—		0.04
Amortization of acquired intangible assets	0.05		0.02		0.13		0.03
Debt extinguishment costs	—		—		0.03		—
TCA accessories transition costs	0.00		—		0.00		—
Discontinued operations	0.00		0.00		0.00		0.00
DOJ/SEC costs including insurance recovery costs	0.00		—		(0.03)		—
Acquisition-related costs	0.00		0.03		0.00		0.04
Tax effect of non-GAAP adjustments	(0.02)		(0.03)		(0.07)		(0.04)

Non-GAAP net income per share - diluted	$0.59		$0.20		$1.16		$0.57

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

RECONCILIATION OF NET OPERATING CASH FLOW TO FREE CASH FLOW

(In thousands)

(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	January 31, 2016	January 31, 2015	January 31, 2016	January 31, 2015
Net cash provided by operating activities	$50,982	$33,375	$73,743	$29,947
Net cash used in investing activities	(4,678)	(138,737)	(18,842)	(182,647)
Payments for the net assets of Tri-Town Precision Plastics, Inc.	—	290	—	23,805
Payments to acquire Battenfeld Technologies, Inc., net of cash acquired	—	136,152	—	136,152
Receipts from note receivable	(15)	(20)	(56)	(60)

Free cash flow	$46,289	$31,060	$54,845	$7,197

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EBITDAS

(In thousands)

(Unaudited)

	For the Three Months Ended
	January 31, 2016	January 31, 2015
GAAP net income	$31,434	$8,121
Interest expense	2,140	3,192
Income tax expense	16,630	4,554
Depreciation and amortization	9,555	7,819
Stock-based compensation expense	1,639	1,448
Fair value inventory step-up and backlog expense	—	1,865
TCA accessories transition costs	10	—
Discontinued operations	21	88
DOJ/SEC costs	9	13
Acquisition-related costs	27	1,584

Non-GAAP Adjusted EBITDAS	$61,465	$28,684

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EBITDAS

(In thousands)

(Unaudited)

	For the Nine Months Ended
	January 31, 2016	January 31, 2015
GAAP net income	$58,311	$27,725
Interest expense	11,714	8,090
Income tax expense	31,844	16,526
Depreciation and amortization	28,372	20,139
Stock-based compensation expense	4,885	4,248
Fair value inventory step-up and backlog expense	—	1,983
TCA Accessories transition costs	161	—
Discontinued operations	117	245
DOJ/SEC costs, including insurance recovery costs	(1,781)	708
Acquisition-related costs	27	2,042

Non-GAAP Adjusted EBITDAS	$133,650	$81,706